Exhibit 10.4

FRANKLIN STREET PROPERTIES CORP.

$200,000,000

3.99% Series A Senior Notes due December 20, 2024
4.26% Series B Senior Notes due December 20, 2027

NOTE PURCHASE AGREEMENT

Dated as of October 24, 2017

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SCHEDULE A	—	Defined Terms

SCHEDULE 1(a)	—	Form of 3.99% Series A Senior Note due December 20, 2024

SCHEDULE 1(b)	—	Form of 4.26% Series B Senior Note due December 20, 2027

SCHEDULE 4.4(a)	—	Form of Opinion of Special Counsel for the Company

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock; Directors and Senior Officers

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 5.20	—	Eligible Unencumbered Property Pool Properties

SCHEDULE EUPP	—	Additional Eligible Unencumbered Property Pool Requirements

PURCHASER SCHEDULE	—	Information Relating to Purchasers

FRANKLIN STREET PROPERTIES CORP.

401 Edgewater Place, Suite 200

Wakefield, MA  01880-6210

3.99% Series A Senior Notes due December 20, 2024

4.26% Series B Senior Notes due December 20, 2027

Dated as of October 24, 2017

TO EACH OF THE PURCHASERS LISTED IN
THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (the “Company”), agrees with each of the Purchasers as follows:

Section 1.                                          AUTHORIZATION OF NOTES; INTEREST RATE.

Section 1.1                                   Authorization of Notes.  The Company will authorize the issue and sale of $200,000,000 aggregate principal amount of its senior notes consisting of (a) $116,000,000 aggregate principal amount of its 3.99% Series A Senior Notes due December 20, 2024 (the “Series A Notes”) and (b) $84,000,000 aggregate principal amount of its 4.26% Series B Senior Notes due December 20, 2027 (the “Series B Notes”).  The Series A Notes and the Series B Notes are hereinafter referred to collectively as the “Notes.”  The Series A Notes and the Series B Notes shall be substantially in the forms set out in Schedules 1(a) and 1(b), respectively.  Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

Section 1.2                                   Interest Rate.  If at any time a Below Investment Grade Event occurs, then:

(a)                                 from the date of the occurrence of such Below Investment Grade Event to the date on which such Below Investment Grade Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of written evidence of any rating of the Notes necessary to cure such Below Investment Grade Event), each Note shall bear interest at the Adjusted Interest Rate; and

(b)                                 the Company shall promptly, and in any event within five Business Days after it has knowledge of the occurrence of such Below Investment Grade Event, notify the holders of the Notes, in writing, that such Below Investment Grade Event has occurred, which notice shall be sent in the manner provided in Section 18 and be accompanied by evidence to such effect and certifying the interest rates to be payable in respect of the Series A Notes and the Series B Notes in consequence thereof.

As used herein: (1) “Adjusted Interest Rate” means, on any day with respect to any Note, 0.50% above the rate of interest applicable to such Note on such day pursuant to clause (a) or (b)(i), as applicable, of the first paragraph of such Note; (2) a “Below Investment Grade Event” shall occur if the then most recent rating of the Notes from any Rating Agency that is in full force and effect (not having been withdrawn) is not equal to or better than Investment Grade, provided that the failure of the Company to comply with Section 9.10 (without giving effect to any grace period) shall be deemed to constitute a Below Investment Grade Event; provided further that (i) in the event that the Notes are rated by two Rating Agencies, and there is a difference in rating between such Rating Agencies, the Below Investment Grade Event shall be determined based on the lower rating, and a Below Investment Grade Event shall be deemed to no longer exist when the lower rating is equal to or better than Investment Grade, and (ii) in the event that the Notes are rated by more than two Rating Agencies, and there is a difference in rating among such Rating Agencies, the Below Investment Grade Event shall be determined based on the second lowest rating (or, if the two lowest ratings are the same, the lowest rating), and a Below Investment Grade Event shall be deemed to no longer exist when the second lowest rating (or, if the two lowest ratings are the same, the lowest rating) is equal to or better than Investment Grade; (3) “Investment Grade” means, in respect of the Notes, a rating of (a) “BBB-” or better by S&P, (b) “Baa3” or better by Moody’s, or (c) “BBB-” or better by Fitch; and (4) “Rating Agency” means any of S&P, Moody’s or Fitch.

Section 2.                                          SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 3.                                          EXECUTION; CLOSING.

The execution and delivery of this Agreement shall occur on October 24, 2017 (the “Execution Date”).  The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103, at 11:00 a.m., New York, New York time, at a closing (the “Closing”) on December 20, 2017.  At the Closing, the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer to the account of the Company set forth in the funding instructions delivered by the Company pursuant to Section 4.10.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations (other than those set forth in Section 20) under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

Section 4.                                          CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1                                   Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be correct on the Execution Date and on the date of the Closing (except to the extent that such representations and warranties are expressly stated to be made as of a specific prior date in which case such representations and warranties shall be correct as of such specific prior date).

Section 4.2                                   Performance; No Default.  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.  Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3                                   Compliance Certificates.

(a)                                 Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b)                                 Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (2) the Company’s organizational documents as then in effect.

Section 4.4                                   Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Wilmer Cutler Pickering Hale and Dorr LLP, special counsel for the Company, in the form set forth in Schedule 4.4(a) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5                                   Purchase Permitted By Applicable Law, Etc.  On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6                                   Sale of Other Notes.  Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7                                   Payment of Special Counsel Fees.  Without limiting Section 15.1, the Company shall have paid on or before the Execution Date and the date of the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such date.

Section 4.8                                   Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.9                                   Changes in Corporate Structure; Change of Control.  The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5, except after the Execution Date, as permitted by Section 10.2.  Since September 21, 2017, no Change of Control shall have occurred.

Section 4.10                            Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of the purchase price of the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11                            Rating.  Such Purchaser shall have received evidence that the Notes have received a rating from at least one Rating Agency.

Section 4.12                            Material Credit Facilities.  Such Purchaser shall have received a copy of each Material Credit Facility as in effect on the date of the Closing, which copy shall be certified as true, correct and complete and which certificate shall identify each Additional Covenant then in effect therein.

Section 4.13                            Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.                                          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that on the Execution Date and the date of the Closing:

Section 5.1                                   Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2                                   Authorization, Etc.  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3                                   Disclosure.  The Company, through its agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities, Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated September 2017 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to September 21, 2017 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2016, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4                                   Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a)                                 Schedule 5.4 contains (except as noted therein), as of the Execution Date, complete and correct lists of (1) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and, if such Subsidiary is not a Wholly-Owned Subsidiary of the Company, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (2) the Sponsored REITs, (3) the Company’s other Affiliates (specifying which such Affiliates are Joint Ventures and Unconsolidated Affiliates), other than Subsidiaries, and (4) the Company’s directors and senior officers.

(b)                                 All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)                                  Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                 No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5                                   Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6                                   Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Company of this Agreement and the Notes will not (a)

contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7                                   Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8                                   Litigation; Observance of Agreements, Statutes and Orders.

(a)                                 There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                 Neither the Company nor any Subsidiary is (1) in default under any agreement or instrument to which it is a party or by which it is bound, (2) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (3) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9                                   Taxes; REIT Status.

(a)                                 The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which, individually or in the aggregate, is not Material or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.  The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2013.  Neither the Company nor any Subsidiary is party to any agreement the principal purpose of which is to share tax liabilities.

(b)                                 The Company has elected status as a real estate investment trust under section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code applicable to the qualification of the Company as a real estate investment trust.  Each Subsidiary is either (1) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code, (2) a REIT, (3) a “taxable REIT subsidiary” within the meaning of Section 856(1) of the Code, (4) a partnership under Treasury Regulation Section 301.7701-3 or (5) an entity disregarded as a separate entity from its owner under Treasury Regulation Section 301.7701-3.

Section 5.10                            Title to Property; Leases.  The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11                            Licenses, Permits, Etc.

(a)                                 The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)                                 To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)                                  To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12                            Compliance with Employee Benefit Plans.

(a)                                 The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                 The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans and Plans not subject to Title IV of ERISA), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                  The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                 The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with FASB ASC 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                                  The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f)                                   The Company and its Subsidiaries have not previously maintained and do not have any Non-U.S. Plans.

Section 5.13                            Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 60 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14                            Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes hereunder as set forth in the Memorandum.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of  Regulation T of said Board (12 CFR 220).  Margin stock does not constitute any of the value of the consolidated assets of the Consolidated Parties and the Company does not have any present intention that margin stock will constitute any of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15                            Existing Indebtedness; Future Liens.

(a)                                 Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2017 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantees thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                 Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to any Lien other than Liens permitted by this Agreement.

(c)                                  Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16                            Foreign Assets Control Regulations, Etc.

(a)                                 Neither the Company nor any Controlled Entity (1) is a Blocked Person, (2) has been notified that its name appears or may in the future appear on a State Sanctions List or (3) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)                                 Neither the Company nor any Controlled Entity (1) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (2) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)                                  No part of the proceeds from the sale of the Notes hereunder:

(1)                                 constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(2)                                 will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(3)                                 will be used, directly or indirectly, for the purpose of making any payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)                                 The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti Corruption Laws.

Section 5.17                            Status under Certain Statutes.  Neither the Company nor any Subsidiary is an “investment company” as defined under the Investment Company Act of 1940, or subject to regulation under the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

Section 5.18                            Environmental Matters.

(a)                                 Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                 Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)                                  Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)                                 Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)                                  All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19                            Solvency.  The Company, on a consolidated basis, (a) is not insolvent nor will be rendered insolvent by the issuance of the Notes, (b) does not have unreasonably small capital with which to engage in its business, and (c) has not incurred indebtedness beyond its ability to pay such indebtedness as it matures.  The Company, on a consolidated basis, has assets having a value in excess of amounts required to pay any indebtedness.

Section 5.20                            Eligible Unencumbered Pool Properties.  Schedule 5.20 contains a complete and accurate list of all Properties comprising the Eligible Unencumbered Property Pool as of the Execution Date and a description of each such Property as a CBD or Urban Infill Property or a Suburban Property.

Section 6.                                          REPRESENTATIONS OF THE PURCHASERS.

Section 6.1                                   Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2                                   Accredited Investor.  Each Purchaser severally represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).  Each Purchaser further severally represents that such Purchaser has had the opportunity to ask questions of, and request information from, the Company and receive answers concerning the Company and the terms and conditions of the offering and sale of the Notes.

Section 6.3                                   Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)                                 the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                                 the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                                  the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                                 the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                                  the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                                   the Source is a governmental plan; or

(g)                                  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)                                 the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7.                                          INFORMATION AS TO COMPANY.

Section 7.1                                   Financial and Business Information.  The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a)                                 Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), copies of

(1)                                 a consolidated balance sheet of the Consolidated Parties as at the end of such quarter, and

(2)                                 consolidated statements of income or operations, changes in shareholders’ equity (if then being prepared) and cash flows of the Consolidated Parties, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the Consolidated Parties and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b)                                 Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, copies of

(1)                                 a consolidated balance sheet of the Consolidated Parties as at the end of such year, and

(2)                                 consolidated statements of income or operations, changes in shareholders’ equity and cash flows of the Consolidated Parties for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c)                                  SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice, proxy statement or similar document sent by the Company or any Subsidiary (i) to the administrative agent or creditors under any Material Credit Facility (excluding (A) information sent to such agent or creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability, schedule updates and compliance certificates, and (B) information provided in response to specific inquiries from such agent or any creditor under any Material Credit Facility), in each case, only if such information is not otherwise required to be provided hereunder to each Purchaser or holder of a Note that is an Institutional Investor (it being understood that the compliance certificate required pursuant to Section 7.2(a) shall be in lieu of any compliance certificate required under any Material Credit Facility)) or (ii) to its public Securities holders generally, including proxy statements, and (2) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d)                                 Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)                                  Employee Benefits Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(1)                                 with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date;

(2)                                 the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

(3)                                 any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

(4)                                 receipt of notice of the imposition of any tax, penalty or other liability (whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans if such liability, when taken together with all other such liabilities then existing, could reasonably be expected to have a Material Adverse Effect;

(f)                                   Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)                                  Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request;

(h)                                 Sponsored REIT Information — upon completion thereof, a copy of each confidential offering memorandum with respect to the offering of equity interests of a Sponsored REIT; and

(i)                                     Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10-Q or Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Section 7.2                                   Officer’s Certificate.  Each set of financial statements delivered to a Purchaser or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)                                 Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10.6 and each Additional Covenant during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations), and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence.  In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b)                                 Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto;

(c)                                  Eligible Unencumbered Property Pool Properties — setting forth a complete and accurate list of all Properties comprising the Eligible Unencumbered Property Pool as of the last day of the relevant quarterly or annual period, including (1) a description of each Property as a CBD or Urban Infill Property or a Suburban Property, (2) a summary of total Unencumbered NOI and occupancy rates for such Properties as of the last day of such period, and (3) a listing of all Projects under Development as of the last day of such period; and

(d)                                 Subsidiaries, Joint Ventures, Unconsolidated Affiliates and Sponsored REITs — setting forth a list of all Subsidiaries, Joint Ventures, Unconsolidated Affiliates and Sponsored REITs as of the date of such certificate of a Senior Financial Officer, including their respective business forms and jurisdictions of organization, identifying each Subsidiary, if any, that is then a Subsidiary Guarantor and certifying that each Subsidiary, if any, that is then required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor.

Section 7.3                                   Visitation.  The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a)                                 No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)                                 Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Section 7.4                                   Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c), (g) or (h) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a)                                 such financial statements satisfying the requirements of Section 7.1(a) or (b), the related Officer’s Certificate satisfying the requirements of Section 7.2 or any other information required under Section 7.1(c), as applicable, are delivered to each Purchaser and each holder of a Note by e-mail at the e-mail address set forth in such Purchaser’s or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company;

(b)                                 the Company shall have timely filed such Form 10-Q or Form 10-K or a Current Report on Form 8-K, satisfying the requirements of Section 7.1(a), Section 7.1(b) or Section 7.1(g), as the case may be, with the SEC on EDGAR, as applicable, and shall have made such form and the related Officer’s Certificate (except in the case of a Form 8-K) satisfying the requirements of Section 7.2 available on its website on the internet, which is located at http://fspreit.com as of the Execution Date;

(c)                                  such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), Section 7.1(g) or Section 7.1(h) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each Purchaser and holder of Notes has free access; or

(d)                                 the Company shall have timely filed any of the items referred to in Section 7.1(a), (b), (c), (g) or (h) or 7.2 with the SEC on EDGAR and shall have made such items available on its website on the internet or on IntraLinks or on any other similar website to which each Purchaser and holder of Notes has free access;

provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of clause (c) or, other than with respect to deliveries of information pursuant to Section 7.1(c)(1)(ii) and Section 7.1(c)(2) to the extent such information has been filed with the SEC on EDGAR, clause (d), the Company shall give each Purchaser and holder of a Note substantially concurrent written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery; provided further, that upon request of any Purchaser or holder of a Note to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

Section 8.                                          PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1                                   Maturity.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2                                   Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3                                   Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  In the case of each partial prepayment of the Notes pursuant to Section 8.7, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes being prepaid at the such time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4                                   Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5                                   Purchase of Notes.  The Company will not, and will not permit any Controlled Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or a Controlled Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days.  If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  A failure by a holder of Notes to respond prior to the last day on which such holder may respond (including any extension of such period pursuant to the terms of the preceding sentence) to an offer to purchase made pursuant to this Section 8.5 shall be deemed to constitute a rejection of such offer by such holder.  The Company will promptly cancel all Notes acquired by it or any Controlled Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6                                   Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may not in any event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (1) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (i) closest to and greater than such Remaining Average Life and (ii) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (A) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (B) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7                                   Offer to Prepay Notes in the Event of a Change of Control.

(a)                                 Notice of Change of Control.  The Company will, within 10 Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control, give written notice of such Change of Control to each holder of Notes which notice shall contain and constitute an offer by the Company to prepay Notes as described in Section 8.7(b) and shall be accompanied by the certificate described in Section 8.7(e).

(b)                                 Offer to Prepay Notes.  The offer to prepay Notes contemplated by Section 8.7(a) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, Notes held by each holder on the date specified in such offer (the “Change of Control Proposed Prepayment Date”), which shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Change of Control Proposed Prepayment Date shall not be specified in such offer, the Change of Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(c)                                  Acceptance; Rejection.  A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change of Control Proposed Prepayment Date.  A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)                                 Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, but without any Make-Whole Amount.  The prepayment shall be made on the Change of Control Proposed Prepayment Date.

(e)                                  Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (1) the Change of Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.7 and that failure by a holder to respond to such offer by the deadline established in Section 8.7(c) shall result in such offer to such holder being deemed rejected, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change of Control Proposed Prepayment Date, (5) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of notice have been fulfilled and (6) in reasonable detail, the nature and date of the Change of Control.

(f)                                   Change of Control Defined.  “Change of Control” means:

(1)                                 an event or series of related events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan)

becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 30% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(2)                                 an event or series of events by which during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (in each case, such approval either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director).

Section 8.8                                   Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (a) except as set forth in clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 9.                                          AFFIRMATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:

Section 9.1                                   Compliance with Laws.  Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16), and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-

compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2                                   Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3                                   Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4                                   Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all income and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5                                   Corporate Existence, Etc.  Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect.  Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6                                   Books and Records.  The Company will, and will cause each of its Subsidiaries to, maintain, in all material respects, proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.  The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets.  The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7                                   Subsidiary Guarantors.

(a)                                 The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to substantially concurrently therewith:

(1)                                 enter into an agreement in form and substance substantially similar to the guaranty agreement provided under the applicable Material Credit Facility or otherwise satisfactory to the Required Holders so long as such agreement provides for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (x) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty”); and

(2)                                 deliver the following to each holder of a Note:

(i)                                     an executed counterpart of such Subsidiary Guaranty;

(ii)                                  a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.19 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company and this Agreement and the Notes);

(iii)                               all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder, provided that delivery of documents similar to those delivered by the Company to the Purchasers for such purpose on the date of the Closing (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company and this Agreement and the Notes) shall be deemed to satisfy the requirements of this clause (iii); and

(iv)                              an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request, provided that delivery of an opinion covering the matters covered by paragraphs 1 through 7, inclusive, of the opinion delivered by the Company to the Purchasers on the date of the Closing (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company and this Agreement and the Notes) shall be deemed to satisfy the requirements of this clause (iv).

(b)                                 At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (1) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (2) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (3) no amount is then due and payable under such Subsidiary Guaranty, (4) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration (other than (i) commitment fees and similar fees given in consideration of an extension or replacement of the applicable Material Credit Facility, (ii) amounts paid in satisfaction of principal or interest under such Material Credit Facility and (iii) structuring, arrangement or similar fees solely for the account of the agent or arrangers under such Material Credit Facility in connection with such release of such Subsidiary Guarantor from such Material Credit Facility) is given or agreed to be given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration, determined on a pro rata basis in proportion to the relative outstanding principal amount of the Notes and the principal amount of Indebtedness outstanding under such Material Credit Facility, substantially concurrently therewith and (5) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (1) through (4).  If at any time a Subsidiary Guarantor is being released or discharged under more than one Material Credit Facility, the Company’s obligation under clause (4) shall be limited to providing the holders of Notes with equivalent consideration only in respect of the Material Credit Facility that results in the highest equivalent consideration to the holders.  After giving effect to any such release, for purposes of

Section 10.6(b), all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.

In connection with such release, if requested by the Company, each holder of Notes shall execute and deliver, at the sole cost and expense of the Company, such documents as the Company may reasonably request to evidence such release.

Section 9.8                                   REIT Status.  The Company will at all times comply with all applicable provisions of the Code necessary to allow the Company to qualify for status as a real estate investment trust.

Section 9.9                                   Most Favored Lender Provision.  If at any time a MFL Facility or any guaranty in respect thereof shall include any Financial Covenant and such provision is not expressly contained in Section 10.6 on the Execution Date (any such provision, together with any related definitions (including, any term defined therein with reference to the application of GAAP, as identified in such MFL Facility), an “Additional Covenant”), then the Company shall promptly, and in any event within 10 Business Days thereof, provide a Most Favored Lender Notice with respect to each such Additional Covenant; provided that a Most Favored Lender Notice is not required to be given in the case of the Additional Covenants incorporated herein on the Execution Date.  Thereupon, unless waived in writing by the Required Holders within 10 days of the Purchasers’ and holders’ receipt of such notice, such Additional Covenant shall be deemed incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, effective (a) in the case of any Additional Covenant effective on the Execution Date, as of the Execution Date, and (b) in the case of any Additional Covenant effective after the Execution Date, as of the date when such Additional Covenant became effective under such MFL Facility.  Any Additional Covenant incorporated into this Agreement pursuant to this provision (1) shall remain unchanged herein notwithstanding any temporary waiver of such Additional Covenant under the relevant MFL Facility, (2) shall be deemed automatically amended herein to reflect any subsequent amendments agreed and implemented in relation to such Additional Covenant under the relevant MFL Facility and (3) shall be deemed deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from or is no longer in effect under or pursuant to the relevant MFL Facility or if the relevant MFL Facility has been terminated; provided that (i) if in connection with any such Additional Covenant ceasing to be in effect or being deleted or being so amended or modified in such MFL Facility, any fee or other form of consideration (other than (A) commitment fees and similar fees given in consideration of an extension or replacement of such MFL Facility, (B) amounts paid in satisfaction of principal or interest under the such MFL Facility and (C) structuring, arrangement or similar fees solely for the account of the agent or arrangers under such MFL Facility in connection such Additional Covenant ceasing to be in effect or being deleted or being so amended or modified) is given or agreed to be given to any holder of Indebtedness under such MFL Facility, then the Company shall pay or agree to pay to the holders of the Notes equivalent consideration, determined on a pro rata basis in proportion to the relative outstanding principal amount of the Notes and the principal amount of Indebtedness outstanding under such MFL Facility, substantially concurrently therewith; (ii) no Additional Covenant shall be so deemed automatically amended or deleted during any time that a Default or Event of Default has occurred and is continuing; and (iii) no Additional Covenant shall be so deemed automatically amended in a manner that would cause it to become less restrictive or deleted, unless the

Company shall have first provided notice thereof to each Purchaser and holder of the Notes.  If at any time an Additional Covenant ceases to be in effect or is being deleted or being amended or modified under more than one MFL Facility, the Company’s obligation under the above proviso shall be limited to providing the holders of Notes with equivalent consideration only in respect of the MFL Facility that results in the highest equivalent consideration to the holders.  In determining whether a breach of any Financial Covenant incorporated by reference into this Agreement pursuant to this Section 9.9 shall constitute an Event of Default, the period of grace, if any, applicable to such Additional Covenant in the relevant MFL Facility shall apply.

Section 9.10                            Rating Confirmation.  The Company will, at all times, cause to be maintained, at its sole cost and expense, a rating of the Notes from at least one Rating Agency that will monitor the rating of the Notes on an ongoing basis.  No later than October 24th of each year (beginning October 24, 2018), the Company shall provide a notice to each of the holders of the Notes sent in the manner provided in Section 18 with respect to all then current ratings of the Notes.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

Section 10.                                   NEGATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:

Section 10.1                            Transactions with Affiliates.  The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than transactions not otherwise prohibited under this Agreement among the Company, Subsidiaries and Sponsored REITs), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2                            Merger, Consolidation, Etc.  The Company will not, and will not permit any Subsidiary to, merge, dissolve, consolidate with or into another Person or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

(a)                                 the Company may merge or consolidate with, or Dispose of all or substantially all of its assets to, any other Person, provided that the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes, (ii) such corporation or limited liability company shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, (iii) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders and (iv) such corporation or limited liability company shall continue to remain in compliance with Section 10.6 and each Additional Covenant;

(b)                                 any Subsidiary may merge or consolidate with (1) the Company or (2) any one or more other Subsidiaries, provided that when the Company is merging or consolidating with a Subsidiary, the Company shall be the continuing or surviving Person and the Company shall continue to remain in compliance with Section 10.6 and each Additional Covenant, provided further, that if such Subsidiary is a Subsidiary Guarantor, the continuing or surviving Subsidiary shall be a Subsidiary Guarantor;

(c)                                  any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to another Subsidiary, provided that if such first Subsidiary is a Subsidiary Guarantor, the Person acquiring such assets shall be the Company or another Subsidiary Guarantor;

(d)                                 any Subsidiary may liquidate or dissolve, and all or substantially all of the assets or all of the Equity Interests of a Subsidiary may be Disposed of, in each case so long as the Company shall continue to remain in compliance with Section 10.6 and each Additional Covenant, provided that if such Subsidiary is a Subsidiary Guarantor, the Person acquiring the assets or Equity Interests of such Subsidiary shall be the Company or another Subsidiary Guarantor; and

(e)                                  the Company or a Subsidiary may acquire a Sponsored REIT by merger or consolidation, provided that (1) the Company is the surviving Person or (2) a Person wholly-owned by the Company is the surviving Person and the Company shall continue to remain in compliance with Section 10.6 and each Additional Covenant.

No such Disposition of substantially all of the assets of any Subsidiary Guarantor shall have the effect of releasing such Subsidiary Guarantor from its liability under its Subsidiary Guaranty unless such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such Disposition.

Section 10.3                            Line of Business.  The Company will not, and will not permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the Execution Date as described in the Memorandum or any business substantially related or incidental thereto.

Section 10.4                            Economic Sanctions, Etc.  The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (1) would cause any Purchaser or holder of a Note or any affiliate of such Purchaser or holder to be in violation of sanctions under any law or regulation applicable to such Purchaser or holder or (2) is prohibited by or would violate sanctions under any U.S. Economic Sanctions Laws.

Section 10.5                            Liens.  The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien with respect to any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens; provided that, that notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility (other than Liens described in clause (f) of the definition of Permitted Liens)  unless and until the Notes (and any Guarantee delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.6                            Financial Covenants.

(a)                                 Maximum Leverage Ratio.  The Company will not at any time permit the ratio of Total Indebtedness to Total Asset Value to exceed 0.60 to 1.00; provided that, at the written election of the Company, the ratio may be increased to 0.65 to 1.00 commencing on the date on which a Significant Acquisition occurs and continuing for the three consecutive fiscal quarters immediately following the conclusion of the fiscal quarter in which such Significant Acquisition occurs (a “Leverage Spike Period”); provided, however, that (1) the Company may not elect more than three Leverage Spike Periods during the term of this Agreement and (2) there must be at least one full fiscal quarter between the end of a Leverage Spike Period and the start of another Leverage Spike Period.

(b)                                 Maximum Secured Leverage Ratio.  The Company will not at any time permit the ratio of Total Secured Indebtedness to Total Asset Value to exceed 0.30 to 1.00.

(c)                                  Minimum Fixed Charge Coverage Ratio.  The Company will not at any time permit the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.50 to 1.00.

(d)                                 Maximum Unencumbered Leverage Ratio.  The Company will not at any time permit the ratio of Unsecured Indebtedness to Unencumbered Asset Value to exceed

0.60 to 1.00; provided that, at the written election of the Company, the ratio may be increased to 0.65 to 1.00 commencing on the date on which a Significant Acquisition occurs and continuing for the three consecutive fiscal quarters immediately following the conclusion of the fiscal quarter in which such Significant Acquisition occurs (an “Unencumbered Leverage Spike Period”); provided, however, that (1) the Company may not elect more than three Unencumbered Leverage Spike Periods during the term of this Agreement and (2) there must be at least one full fiscal quarter between the end of an Unencumbered Leverage Spike Period and the start of another Unencumbered Leverage Spike Period.

Each of the covenants set forth in clauses (a) through (d) above shall be determined on a consolidated basis in accordance with GAAP and compliance therewith shall be tested on the last day of each fiscal quarter.

Section 10.7                            Burdensome Agreements.  The Company will not, and will not permit any Subsidiary to, except in connection with any transaction not prohibited hereunder, enter into any Contractual Obligation (other than this Agreement or any Subsidiary Guaranty) that (a) limits the ability (1) of any Subsidiary to make dividends or distributions to the Company or to otherwise transfer property to the Company, (2) of any Subsidiary to become a Subsidiary Guarantor or (3) of the Company or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided that this Section 10.7 shall not apply to and shall not be deemed to restrict the ability of the Company or any Subsidiary from entering into Contractual Obligations of any type related to Indebtedness, provided that such Indebtedness would not result in a breach of Section 10.6 or any Additional Covenant and provided, further, that the Company complies or causes compliance with the provisions of Section 9.7, if applicable.

Section 10.8                            Prepayments of Indebtedness.  The Company will not, and will not permit any Subsidiary to, if any Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, (a) amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness of such Person if such amendment or modification would accelerate the maturity date of such Indebtedness or would require an unscheduled payment of such Indebtedness or would effect any type of transfer of property or assets in payment of Indebtedness or would otherwise have the effect of prepaying such Indebtedness or (b) prepay, any Indebtedness of such Person, provided that the Company may make such mandatory prepayments or redemptions expressly required by any credit agreement or unsecured bond indenture or senior note agreement or indenture to which the Company is a party (so long as such mandatory prepayments or redemptions are not triggered by events of default under such credit agreement, bond or senior note Indebtedness), provided that prepayment or redemption of such bond or senior note Indebtedness would not result in a breach of Section 10.6 or any Additional Covenant.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10, before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

Section 11.                                   EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                                 the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)                                 the Company defaults in the payment of any interest on any Note for more than five days after the same becomes due and payable; or

(c)                                  the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), 9.7 or 10 or any Additional Covenant; or

(d)                                 the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)                                  (1) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (2) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)                                   (1) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Indebtedness under any Swap Contract) that is outstanding in an aggregate principal amount greater than or equal to the Threshold Amount (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (2) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under any Swap Contract) in an aggregate outstanding principal amount greater than or equal to the Threshold Amount (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, except for any such default or condition that also constitutes a Change of Control requiring the prepayment (or offer therefor) of the Notes pursuant to Section 8.7, provided that the Company is in compliance with the provisions of Section 8.7, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), except for any such event or condition that constitutes a Change of Control requiring the prepayment (or offer therefor) of the Notes pursuant to Section 8.7 and pursuant to a similar prepayment requirement in any other agreement or instrument with respect to such Indebtedness to which the Company or any Subsidiary is a party, provided that the Company is in compliance with the provisions of Section 8.7 (and any corresponding provision of such other agreement or instrument), (i) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness (other than Indebtedness under a Swap Contract) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount greater than or equal to the Threshold Amount (or its equivalent in the relevant currency of payment), or (ii) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness, or (4) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (i) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (ii) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is the sole Affected Party (as defined in such Swap Contract) and all transactions covered by such Swap Contract are Affected Transactions (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than the Threshold Amount; provided that to the extent such Swap Contract is governed by a master agreement, an Early Termination Date (as so defined) has been designated in respect of all transactions under such master agreement; or

(g)                                  (1) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate or other organizational action for the purpose of any of the foregoing events described in this clause (g)(1), or (2) one or more of the events described in clause (g)(1) occurs with respect to one or more other Subsidiaries that, individually or collectively, then account for more than 15% of Total Asset Value; or

(h)                                 (1) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days or (2) one or more of the events described in clause (h)(1) occurs with respect to one or more other Subsidiaries that, individually or collectively, then account for more than 15% of Total Asset Value; or

(i)                                     any event occurs with respect to the Company or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j)                                    one or more final judgments or orders for the payment of money aggregating in excess of the Judgement Threshold Amount (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage), are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged or vacated within 30 days after the expiration of such stay; or

(k)                                 if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (4) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (5) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (6) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (7) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (8) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (9) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (1) through (9) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(l)                                     any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty, except to the extent such Subsidiary Guaranty has been discharged in accordance with Section 9.7(b).

Section 12.                                   REMEDIES ON DEFAULT, ETC.

Section 12.1                            Acceleration.

(a)                                 If an Event of Default with respect to the Company described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (1) of Section 11(g) or described in clause (6) of Section 11(g) by virtue of the fact that such clause encompasses clause (1) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)                                 If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)                                  If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the applicable Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2                            Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3                            Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes and not discharged or vacated.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4                            No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.

Section 13.                                   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1                            Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a

Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2                            Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a) or Schedule 1(b), as applicable.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred (a) in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000 and (b) so long as no Event of Default shall have occurred and be continuing, to a Competitor.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3.

Section 13.3                            Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)                                 in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                                 in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14.                                   PAYMENTS ON NOTES.

Section 14.1                            Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2                            Payment by Wire Transfer.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 14.3                            FATCA Information.  By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from any such payment made to such holder.  Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

Section 15.                                   EXPENSES, ETC.

Section 15.1                            Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including:  (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty, and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $5,000.  If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (1) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (2) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (3) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.

Section 15.2                            Certain Taxes.  The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3                            Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

Section 16.                                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.                                   AMENDMENT AND WAIVER.

Section 17.1                            Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a)                                 no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)                                 no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (1) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (i) interest on the Notes or (ii) the Make-Whole Amount, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (3) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

Section 17.2                            Solicitation of Holders of Notes.

(a)                                 Solicitation.  The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b)                                 Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c)                                  Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (1) the Company, (2) any Subsidiary or any other Affiliate or (3) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3                            Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 17.4                            Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 18.                                   NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested

(postage prepaid) or (c) by an internationally recognized overnight delivery service (charges prepaid).  Any such notice must be sent:

(1)                                 if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(2)                                 if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(3)                                 if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19.                                   REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20.                                   CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential

Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (3) any other Purchaser or holder of any Note, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (5) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

Section 21.                                   SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 22.                                   MISCELLANEOUS.

Section 22.1                            Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2                            Accounting Terms.

(a)                                 All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.

(b)                                 If the Company notifies the holders of Notes that, in its reasonable opinion, or if the Required Holders notify the Company that, in their reasonable opinion, as a result of any change in GAAP from time to time (a “Subsequent Change”), any of the financial covenants contained in this Agreement or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than are such covenants immediately prior to giving effect to such Subsequent Change, the Company and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Change, or to establish alternative covenants or defined terms.  Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the financial covenants contained in this Agreement, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Change shall not have occurred (“Static GAAP”).  During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Company shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) during such period.

(c)                                  Except as otherwise specifically provided herein, (1) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (2) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by FASB ASC 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments:  Recognition and

Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3                            Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4                            Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Reference to a “property” or “properties” (but not “Property” or “Properties”) means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 22.5                            Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Delivery of a counterpart in “pdf” format shall be effective as delivery of an original counterpart hereof.

Section 22.6                            Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7                            Jurisdiction and Process; Waiver of Jury Trial.

(a)                                 The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                 The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)                                  The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such Purchaser or holder shall then have been notified pursuant to such Section.  The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)                                 Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)                                  The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

*   *   *   *   *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ George J. Carter
Name: George J. Carter
Its: Chief Executive Officer

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc.,
as investment manager

	By:	/s/ Engin Okaya
Name: Erin Okaya
Title: Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc.,
as Sub-Adviser

	By:	/s/ Engin Okaya
Name: Erin Okaya
Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc.,
as Sub-Adviser

		By:	/s/ Engin Okaya
Name: Erin Okaya
Title: Vice President

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY

By:	Hartford Investment Management Company, their Agent and attorney-in-fact

By:	/s/ Dawn Bruneau
Name: Dawn Bruneau
Title: Vice President

AMERICAN FIDELITY ASSURANCE COMPANY

By:	Hartford Investment Management Company, its Agent and attorney-in-fact

By:	/s/ Dawn Bruneau
Name: Dawn Bruneau
Title: Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:	Harford Investment Management Company, its Agent and attorney-in-fact

By:	/s/ Dawn Bruneau
Name: Dawn Bruneau
Title: Vice President

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

KNIGHTS OF COLUMBUS LIFE ACCOUNT
KNIGHTS OF COLUMBUS FPA ACCOUNT

By:	/s/ Michael J. O’Connor
Name: Michael J. O’Connor
Title: Supreme Secretary

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Associate General Counsel

PRINCIPAL REINSURANCE COMPANY OF DELAWARE II

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

	By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Associate General Counsel

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

COUNTRY LIFE INSURANCE COMPANY
COUNTRY MUTUAL INSURANCE COMPANY

By:	/s/ John Jacobs
Name: John Jacobs
Title: Director — Fixed Income

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

This Agreement is hereby
accepted and agreed to as
of the Execution Date.

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“1031 Intermediary” means a Person in such person’s capacity as an intermediary or accommodation holder for the benefit of the Company or a Wholly-Owned Subsidiary in connection with an exchange of property by the Company or such Wholly-Owned Subsidiary intended to qualify under section 1031 of the Code.

“1031 Property” means a property whose legal title or other indicia of ownership is held by a 1031 Intermediary as part of exchange of property intended to qualify under section 1031 of the Code.

“Additional Covenant” is defined in Section 9.9.

“Additional Note Purchase Agreement” means any note purchase agreement or similar document, instrument or agreement executed by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in connection with a private placement debt financing of indebtedness for borrowed money (other than Nonrecourse Indebtedness) (or any two or more of any of the foregoing forming part of a common interrelated financing), in each case, as such document, instrument or agreement may be amended, restated, supplemented or otherwise modified from time to time and together with any increase, refinancing, refunding or replacement thereof, in whole or in part.

“Adjusted EBITDA” means, for the most recently ended fiscal quarter of the Company, EBITDA of the Consolidated Parties for such period less Capital Reserves for all Properties for such period.

“Adjusted Interest Rate” is defined in Section 1.2.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company, and Sponsored REITs shall not be considered Affiliates of the Company.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other

SCHEDULE A
(to Note Purchase Agreement)

money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Below Investment Grade Event” is defined in Section 1.2.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Boston, Massachusetts are required or authorized to be closed.

“Capital Reserve” means for any period and with respect to a Property (other than any Projects Under Development), an amount equal to the product of (a) the gross leaseable area contained in such Property (in square feet), multiplied by (b) $0.30 per annum.

“Capitalization Rate” means (a) for each CBD or Urban Infill Property, 6.75%; provided that, if any MFL Facility provides for a “capitalization rate” for CBD or Urban Infill Properties that is higher or lower than 6.75%, then the capitalization rate herein for CBD or Urban Infill Properties shall be the highest capitalization rate for CBD or Urban Infill Properties then applicable under any MFL Facility; provided, however, that in no event may the capitalization rate herein for each CBD or Urban Infill Property be less than 6.00%, and (b) for each Suburban Property, 7.50%; provided that, if any MFL Facility provides for a “capitalization rate” for Suburban Properties that is higher or lower than 7.50%, then the capitalization rate herein for Suburban Properties shall be the highest capitalization rate for Suburban Properties then applicable under any MFL Facility; provided, however, that in no event may the capitalization rate herein for each Suburban Property be less than 6.75%.

“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than 12 months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (1) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (2) any bank whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof or from Moody’s is at least “P-2” or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than two years from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate commercial paper or notes issued by, or guaranteed by, any domestic corporation rated “A-2” (or the equivalent thereof) or better by S&P or “P-2” (or the equivalent thereof) or better by Moody’s and maturing within one year of the date of acquisition, (d) repurchase agreements with a bank or trust company or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which any Consolidated Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $50,000,000 and the portfolios of which invest principally in Investments of the character described in the foregoing clauses (a) through (d).

“CBD or Urban Infill Property” means (a) any Property listed on Schedule 5.20 or in the most recent certificate of a Senior Financial Officer delivered pursuant to Section 7.2 and in each case identified as a CBD or Urban Infill Property, and (b) any other improved Property which is located in markets with characteristics similar to those identified in clause (a) and is designated by the Company with the consent of the Required Holders as a CBD or Urban Infill Property from time to time.

“Change of Control” is defined in Section 8.7(f).

“Change of Control Proposed Prepayment Date” is defined in Section 8.7(b).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement.

“Competitor” means any Person (other than any initial Purchaser or any Person described in clause (c) of the definition of Institutional Investor) primarily engaged in the business is owning, occupying, or investing in real estate; provided, however, that the term “Competitor” shall exclude any Person that is an Institutional Investor described in clause (a), (b) or (d) of the definition thereof and that, but for this proviso, would fall within the definition of “Competitor” solely through the holding of passive investments in a Competitor.

“Confidential Information” is defined in Section 20.

“Consolidated Parties” means a collective reference to the Company and its consolidated Subsidiaries, as determined in accordance with GAAP; and “Consolidated Party”

means any one of them.  Sponsored REITs shall be deemed not included as Consolidated Parties under this Agreement.

“Contractual Obligation” means, as to any Person, any material provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that rate of interest per annum that is the greater of (a) 2.00% above the rate of interest stated in clause (a) of the first paragraph of such Note or (b) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” or “Dispose” means the sale, transfer, license, lease (including any ground lease) or other disposition (including any sale and leaseback transaction but excluding any real estate space lease made in a property by a Person in the normal course of such Person’s business operations) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.  For the avoidance of doubt, any assignment or other disposition for collateral or security purposes shall not constitute a Disposition under this Agreement.

“EBITDA” means for the Consolidated Parties, for the most recently ended fiscal quarter of the Company, without duplication, the sum of (a) net income of the Consolidated Parties, in each case, excluding any non-recurring or extraordinary gains and losses and Hedge Ineffectiveness for such period (but including syndication fees), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (1) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (2) income taxes, and (3) depreciation and amortization, all determined in accordance with GAAP, plus (c) the Consolidated Parties’ Equity Percentages of the above attributable to Unconsolidated Affiliates.

“Eligible Unencumbered Property Pool” means, collectively, Properties (other than unimproved land) of the Company and its Wholly-Owned Subsidiaries and any 1031 Intermediary each of which Properties meets the following criteria:

(a)                                 such Property is 100% fee owned (or ground leased) by the Company or any Wholly-Owned Subsidiary or any 1031 Intermediary (with such ground leases to be Financeable Ground Leases);

(b)                                 such Property is primarily an industrial, office, flex, or apartment property;

(c)                                  such Property is located in the continental United States;

(d)                                 such Property or ownership thereof (including the Equity Interests in the Wholly-Owned Subsidiary or 1031 Intermediary which, directly or indirectly, owns (or ground leases) such Property) is not subject to any Liens or Negative Pledges except for liens (and under documents related thereto) specified in clauses (a) through (d), inclusive, of the definition of Permitted Liens and the owner of the Property does not have any Recourse Indebtedness (unless such owner is the Company);

(e)                                  the owner of such Property has the right to sell, transfer or dispose of such Property, provided that if any such Property is subject to a Financeable Ground the owner shall be deemed to have the right to sell, transfer or dispose of such Property if the lessor is required to approve of or consent to any sale, transfer or disposition based on reasonable objective criteria as to the creditworthiness or line of business of the transferee or delivery of customary assignment and assumption agreements from the transferor and transferee;

(f)                                   such Property is free of all structural defects or major architectural deficiencies, title defects, Environmental Liabilities or other adverse matters that would materially impair the value of the Property;

(g)                                  such Property, if subject to a Financeable Ground Lease, is included in the “eligible unencumbered property pool” under each applicable MFL Facility; and

(h)                                 such Property satisfies the requirements set forth on Schedule EUPP.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Consolidated Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials on or from the Property of a Consolidated Party, or (c) the release or threatened release of any Hazardous Materials into the environment from a Property of a Consolidated Party.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Percentage” means, with respect to any Person, the aggregate ownership percentage of such Person in an Unconsolidated Affiliate, which shall be calculated as follows:  (a) for calculation of Indebtedness or liabilities, such Person’s nominal capital ownership interest in such Unconsolidated Affiliate as set forth in such Unconsolidated Affiliate’s organizational documents, or, if greater, the amount or percentage of such items allocated to such Person, or for which such Person is directly or indirectly responsible, pursuant to the terms of the applicable joint venture agreement (or similar governing agreement) or applicable law and (b) for all other purposes, the greater of (1) such Person’s nominal capital ownership interest in such Unconsolidated Affiliate as set forth in such Unconsolidated Affiliate’s organizational documents, and (2) such Person’s economic ownership interest in such Unconsolidated Affiliate, reflecting such Person’s share of income and expenses of such Unconsolidated Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” is defined in Section 8.7(h).

“Excluded Subsidiary” means, as of any date of determination, (a) any Subsidiary that is not a Wholly-Owned Subsidiary of the Company, (b) any Subsidiary that is an Immaterial Subsidiary, and (c) any Subsidiary (1) that holds title to assets which are collateral for any Secured Indebtedness of such Subsidiary or which is a Subsidiary that is a single asset entity and has incurred or assumed Nonrecourse Indebtedness; and (2) which is prohibited from guarantying or otherwise being liable for the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or Nonrecourse Indebtedness or (ii) a provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness or Nonrecourse Indebtedness.

“Execution Date” is defined in Section 3.

“FASB ASC” means an Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the Execution Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“Financeable Ground Lease” means a ground lease that provides protections for a potential leasehold mortgagee (“Mortgagee”) which include, among other things (a) a remaining term, including any optional extension terms exercisable unilaterally by the tenant thereunder, of no less than 25 years from the Execution Date, (b) that such ground lease will not be terminated until the Mortgagee has received notice of a default, has had a reasonable opportunity to cure or complete foreclosure, and has failed to do so, (c) provision for a new lease on the same terms to the Mortgagee as tenant if the ground lease is terminated for any reason or other protective provisions, (d) non-merger of the fee and leasehold estates, (e) transferability of the tenant’s interest under the ground lease without any requirement for consent of the ground lessor unless based on reasonable objective criteria as to the creditworthiness or line of business of the transferee or delivery of customary assignment and assumption agreements from the transferor and transferee, and (f) that insurance proceeds and condemnation awards from the leasehold interest will be applied pursuant to the terms of the applicable leasehold mortgage.

“Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction, prepayment event or other such provision) that requires the Company and/or any Subsidiary to:

(a)                                 maintain a specified level of net worth, shareholders’ equity, total assets, unencumbered assets, unencumbered properties, cash flow, net income, occupancy rate or lease term;

(b)                                 maintain any relationship of any component of its capital structure to any other component thereof (including the relationship of indebtedness, subsidiary indebtedness, senior indebtedness, secured indebtedness, unsecured indebtedness, subordinated indebtedness or recourse indebtedness to total capitalization, total assets, unencumbered assets or to net worth);

(c)                                  maintain any measure of its ability to service its indebtedness (including exceeding any specified ratio of revenues, cash flow, operating income or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness);

(d)                                 restrict the amount of distributions; or

(e)                                  restrict the amount or type of its investments.

“Fitch” means Fitch Ratings Service.

“Fixed Charges” means, for the Consolidated Parties, for the most recently ended fiscal quarter of the Company, without duplication, the sum of (a) Interest Expense, plus (b) scheduled principal payments on Indebtedness, exclusive of (1) any voluntary prepayments made by a Consolidated Party and (2) balloon, bullet or similar principal payments which repay Indebtedness in full, plus (c) Preferred Dividends paid during such period, if any, plus the Consolidated Parties’ Equity Percentages of the above clauses (a), (b) and (c) for Unconsolidated Affiliates.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority” means

(a)                                 the government of

(1)                                 the United States or any state or other political subdivision thereof, or

(2)                                 any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)                                 any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (2) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or the payment or performance of such Indebtedness, (3) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (4) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of any other Person, whether or not such Indebtedness is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such

Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedge Ineffectiveness” means any amount recorded as hedge ineffectiveness in accordance with FASB ASC 815 under GAAP and related to any loans and any Swap Contract.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 8.7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means, as of any date of determination, any Subsidiary holding assets (excluding earnest money deposits for the purchase of real estate) which contribute less than $100,000 to Total Asset Value.  Any Subsidiary formed for the purpose of purchasing real estate shall be deemed to be an Immaterial Subsidiary prior to purchase of such real estate and regardless of the amount of any earnest money deposit funded in connection therewith.

“INHAM Exemption” is defined in Section 6.3(e).

“Indebtedness” means, without duplication, all obligations of the following types:

(a)                                 all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)                                 all direct or contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations;

(c)                                  any net obligation under any Swap Contract, the amount of which on any date shall be deemed to be the Swap Termination Value thereof as of such date;

(d)                                 all obligations to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e)                                  any capital lease or Synthetic Lease Obligation, the amount of which as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date;

(f)                                   all obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, provided that the foregoing shall be excluded from Indebtedness if the obligation is neither scheduled nor permitted to become due and payable on or prior to the latest Maturity Date for any Note; and

(g)                                  all Guarantees in respect of any of the foregoing.

For all purposes hereof, Indebtedness shall include the Indebtedness of any partnership or Joint Venture (other than a Joint Venture that is itself a corporation, limited partnership or limited liability company) in which a Person is a general partner or a joint venturer, unless such Indebtedness is Nonrecourse Indebtedness.  Indebtedness shall not include the Indebtedness of Sponsored REITs or the value of Hedge Ineffectiveness.

“Institutional Investor” means (a) any Purchaser, (b) any holder of a Note holding (together with one or more of its affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means for the Consolidated Parties, without duplication, total interest expense incurred (in accordance with GAAP), including capitalized interest, plus the Consolidated Parties’ Equity Percentages of the same for Unconsolidated Affiliates.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which such Person Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” is defined in Section 1.2.

“Joint Venture” means any Person in which a Consolidated Party owns an Equity Interest, but that is not a Wholly-Owned Subsidiary of such Consolidated Party.  Sponsored REITs shall not be Joint Ventures.

“Joint Venture Projects” means all Projects with respect to which a Consolidated Party holds, directly or indirectly, an interest that is less than 100%.  Projects owned by Sponsored REITs shall not be Joint Venture Projects.

“Judgement Threshold Amount” means the lesser of (a) $50,000,000 and (b) the lowest threshold amount then applicable for judgment or similar defaults in any MFL Facility.

“Lien” means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other excepting for any liens not yet due and payable), charge, or other security interest or preferential arrangement in the nature of a security interest or any kind or nature whatsoever (including any conditional sale or other title retention agreement, any other encumbrance on title to or ownership of real property securing the payment of money, and any financing lease having substantially the same economic effect as any of the foregoing).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Consolidated Parties taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Consolidated Parties taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a)                                 the Second Amended and Restated Credit Agreement dated as of October 29, 2014, as amended as of July 21, 2016 and as of October 18, 2017, by and among the Company, the lenders from time to time parties thereto and Bank of America, N.A., as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(b)                                 the Amended and Restated Credit Agreement dated as of October 29, 2014, as amended as of July 21, 2016 and as of October 18, 2017, by and among the Company, the lenders from time to time parties thereto and Bank of Montreal, as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(c)                                  the Credit Agreement dated as of November 30, 2016, as amended as of October 18, 2017, by and among the Company, the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and

(d)                                 any other agreement(s) creating or evidencing indebtedness for borrowed money (other than Nonrecourse Indebtedness) entered into on or after the date of Closing by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $150,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.

“Memorandum” is defined in Section 5.3.

“MFL Facilities” means each of the agreements described in clauses (a) through (c) of the definition of Material Credit Facility and each Additional Note Purchase Agreement; provided that, if none of the agreements described in clauses (a) through (c) of the definition of Material Credit Facility shall then be in existence, MFL Facilities means each of agreements satisfying the requirements of clause (d) of the definition of Material Credit Facility and each Additional Note Purchase Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means (a) any mortgage, deed of trust, deed to secure debt or similar security instrument (regardless of priority) made or to be made by any Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness and (b) any mezzanine indebtedness relating to such real estate interest and secured by the Equity Interests of the direct or indirect owner of such real estate interest.

“Most Favored Lender Notice” means, in respect of any Additional Covenant, a written notice from the Company giving notice of such Additional Covenant, including therein a verbatim statement of such Additional Covenant, together with any definitions incorporated therein.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement which prohibits the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided that the following shall not constitute a Negative Pledge:  (a) an agreement that prohibits, restricts or conditions a Person’s ability to create or assume a Lien on its or its Subsidiary’s assets, provided that such agreement permits the creation or assumption of Liens upon the satisfaction or maintenance of one or more specified ratios; (b) an agreement that uses such asset as a borrowing base measurement; (c) any such prohibition required by law; (d) customary provisions in leases, licenses and other contracts restricting the pledge or assignment thereof; (e) any such prohibition contained in any agreement relating to the sale of any Subsidiary or any assets pending such sale; provided that in any such case, such prohibition applies only to the Subsidiary or the assets that are the subject of such sale; and (f) Negative Pledges contained in any Financeable Ground Leases.

“Net Operating Income” or “NOI” means, for any Property owned by any Consolidated Party and for the most recently ended fiscal quarter of the Company for which financial information has been, or simultaneously with such determination will be, delivered to the Purchasers or holders of the Notes pursuant to Section 7.1(a) or (b), the sum of the following (without duplication and determined on a consistent basis with prior periods):  (a) rents and other revenues received or earned in the ordinary course from such Property (including (1) revenues from the straight-lining of rents; and (2) proceeds of rent loss or business interruption insurance, but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid, excluding interest and Hedge Ineffectiveness, and inclusive of an appropriate accrual for expenses related to the ownership, operation or maintenance of such Property during the respective period, including property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, as applicable, but specifically excluding general overhead expenses of the Company or any Subsidiary and any property management fees) minus (c) the Capital Reserves for such Property for such period minus (d) without duplication an imputed management fee in the amount of 3% of the gross revenues for such Property for such period.

“Nonrecourse Indebtedness” means Secured Indebtedness that is only recourse to all assets of a Person as a result of customary exceptions to non-recourse liability such as fraud, misapplication of funds, environmental indemnities, and other similar exceptions, and is otherwise contractually limited to specific assets of a Person encumbered by a lien securing such Indebtedness.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Liens” means (a) liens for taxes, assessments or governmental charges unpaid and diligently contested in good faith by the Company or a Subsidiary unless payment is required prior to the contesting of any such taxes and provided no enforcement proceedings have been commenced with respect to any lien filed in connection with such dispute and adequate reserves have been established (or are adequately bonded) for such taxes, assessments or governmental charges; (b) liens for taxes, assessments or governmental charges not yet due and payable; (c) (1) liens for labor, materials or supplies and any other liens (exclusive of those securing Indebtedness) which do not materially interfere with the use of the Properties comprising the Eligible Unencumbered Property Pool or the operation of the business of the Company or a Subsidiary and are either bonded or do not exceed in the aggregate at any one time $5,000,000; and (2) zoning restrictions, easements, rights of way, covenants, reservations and other rights, restrictions or encumbrances on use, which do not materially interfere with the use of the Properties comprising the Eligible Unencumbered Property Pool or the operation of the business of the Company or any Subsidiary; (d) liens in favor of the Company or a Wholly-Owned Subsidiary in connection with a 1031 Property; (e) liens deemed to occur by virtue of investments described in clause (d) of the definition of Cash Equivalents; (f) liens on cash and Cash Equivalents pledged to or for the benefit of any agent, letter of credit issuer, swingline lender or lender under any Material Credit Facility) to secure any exposure resulting from one or more lenders becoming a defaulting lender; (g) liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen’s compensation, unemployment insurance or similar applicable laws; (h) liens and rights of pledge and setoff of banks, financial institutions and securities intermediaries in respect of deposits and accounts maintained in the ordinary course of business and not securing Indebtedness; (i) liens solely on any cash earnest money deposits made by the Company or a Subsidiary in connection with any letter of intent or purchase agreement; (j) liens securing the obligations of the Company and the Subsidiary Guarantors hereunder, under the Notes and under the Subsidiary Guaranties; and (k) liens on property existing at the time of acquisition thereof and refinancing of such liens, liens securing Secured Indebtedness, liens on the Equity Interests of Excluded Subsidiaries, and liens securing judgments not constituting an Event of Default under Section 11(j), all in amounts complying with the applicable financial covenants set forth in Section 10.6 and each Additional Covenant.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Dividends” means, with respect to any Person, dividends or other distributions which are payable to holders of any Equity Interests in such Person which entitle the holders of such Equity Interests to be paid on a preferred basis prior to dividends or other distributions to the holders of other types of Equity Interests in such Person.

“Projects” means any and all parcels of real property owned by any Consolidated Party or with respect to which the Consolidated Party owns an interest (whether directly or indirectly) on which are located improvements with a gross leasable area in excess of 50,000 square feet or with respect to which construction and development of such improvements are in progress.

“Project Under Development” means any Project under development or redevelopment by any Consolidated Party (a) classified as construction in progress on the Company’s quarterly financial statements; or (b) as to which a certificate of occupancy has not been issued.

“Properties” means, as of any date of determination, interests in real property, together with all improvements thereon, owned by the Company or any Consolidated Party, as applicable; and “Property” means any one of them.

“PTE” is defined in Section 6.3(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.3(d).

“Rating Agency” is defined in Section 1.2.

“Recourse Indebtedness” means any Indebtedness other than Nonrecourse Indebtedness.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Code.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers, and (b) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission of the United States.

“Secured Indebtedness” means all Indebtedness of a Person that is secured by a mortgage, deed of trust, lien, pledge, encumbrance or other security interest.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Securities Holdings” means common stock, preferred stock, other capital stock, beneficial interests in trusts, membership interests in limited liability companies and other Equity Interests in entities (other than consolidated Subsidiaries, unconsolidated Subsidiaries and Sponsored REITs, and other than property that is included as “Cash Equivalents,” “Cash” or “Marketable Securities” on the Company’s balance sheet).  The value of Securities Holdings shall be calculated on the basis of the lower of cost or market value as shown on the Company’s balance sheet.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, assistant treasurer, treasurer or comptroller of the Company.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Significant Acquisition” means an acquisition (in one transaction or a series of related transactions) of (a) one or more entities (excluding Sponsored REITs) for a purchase price in excess of 10% of Total Asset Value as of the last day for which financial statements were delivered pursuant to Section 7.1(a) or (b), or (b) one or more properties for an amount in excess of 10% of Total Asset Value as of the last day for which financial statements were delivered pursuant to Section 7.1(a) or (b).

“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the Execution Date) of the Company.

“Source” is defined in Section 6.3.

“Sponsored REIT” shall have the same meaning as such term is used in the Company’s filings with the SEC.  For the avoidance of doubt, a “Sponsored REIT” shall include a Wholly-Owned Subsidiary of the Company during the period prior to its syndication.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.  Sponsored REITs shall not be considered Subsidiaries.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 9.7(a).

“Substitute Purchaser” is defined in Section 21.

“Suburban Property” means (a) any Property listed on Schedule 5.20 or in the most recent certificate of a Senior Financial Officer delivered pursuant to Section 7.2 and in each case identified as a Suburban Property, or (b) any other improved Property that does not constitute a CBD or Urban Infill Property.

“Swap Contracts” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement used to document transactions of the type set forth in clause (a) hereof (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap

Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more readily available quotations provided by any recognized dealer in such Swap Contracts or any independent valuation source reasonably acceptable to the administrative agents under the MFL Facilities and not objected to by the Required Holders (and the Required Holders agree that Chatham Financial is a reasonably acceptable independent valuation source).

“SVO” means the Securities Valuation Office of the NAIC.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Threshold Amount” means without duplication (a) with respect to Nonrecourse Indebtedness, such Indebtedness having an aggregate outstanding principal amount of at least the lesser of (1) $100,000,000 individually or when aggregated with all such Indebtedness and (2) the lowest threshold amount then applicable for such Indebtedness in any MFL Facility and (b) with respect to any other Indebtedness of such Person, such Indebtedness having an aggregate outstanding principal amount of at least the lesser of (1) $50,000,000 individually or when aggregated with all such Indebtedness and (2) the lowest threshold amount then applicable for such Indebtedness in any MFL Facility.  For clarification purposes, no Indebtedness and no Guarantee shall be attributed to any Person hereunder (for purposes of a determination of the Threshold Amount of Indebtedness of a Person, including whether or not such Indebtedness is Nonrecourse Indebtedness) unless such Person is the borrower, guarantor or primary obligor thereof and, if a guarantor, such Indebtedness or Guarantee, as applicable, shall be deemed to be in the amount of such guaranty (and shall exclude any and all guaranties that are not in liquidated amounts).

“Total Asset Value” means, without duplication, for the most recently ended fiscal quarter of the Company, with respect to the Consolidated Parties on a consolidated basis, the sum of (a) the quotient of annualized NOI for such fiscal quarter minus the aggregate amount of NOI attributable to each Property sold or otherwise disposed of during such fiscal quarter minus the aggregate amount of NOI attributable to each Property acquired during the last four fiscal quarters, divided by the Capitalization Rate plus (b) the acquisition cost of each Property acquired during such prior four fiscal quarters, plus (c) unrestricted cash and Cash Equivalents as of the last day of such fiscal quarter, plus (d) the book value of unimproved land holdings as of the last day of such fiscal quarter, plus (e) the book value of construction in progress as of the last day of such fiscal quarter, plus (f) the carrying value of performing mortgage loans to Sponsored REITs as of the last day of such fiscal quarter, plus (g) the carrying value of preferred stock investments in Sponsored REITs as of the last day of such fiscal quarter as shown on the Company’s financial statements for such fiscal quarter.

Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the aggregate amount of Investments in Projects under Development, undeveloped land holdings, Joint Venture Projects and Joint Ventures, Securities Holdings and Mortgages to non-Affiliates (excluding Mortgages to Sponsored REITs) exceed 10% of Total Asset Value, such excess amount shall be excluded.

“Total Indebtedness” means all Indebtedness of the Consolidated Parties determined on a consolidated basis plus the Consolidated Parties’ Equity Percentages of Indebtedness of Unconsolidated Affiliates.

“Total Secured Indebtedness” means, all Indebtedness of the Consolidated Parties that is secured by a mortgage, deed of trust, lien, pledge, encumbrance or other security interest, and the Consolidated Parties’ Equity Percentages of the above of Unconsolidated Affiliates and, for purposes of Section 10.6(b) only, shall include all unsecured Indebtedness of Subsidiaries that are not Subsidiary Guarantors.

“Unconsolidated Affiliate(s)” means, with respect to any Person (the “parent”), at any date, any corporation, limited liability company, partnership, association or other entity that is an Affiliate of such Person, the accounts of which would not be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with full consolidation method GAAP as of such date.  Unless otherwise specified, all references herein to “Unconsolidated Affiliate” or to “Unconsolidated Affiliates” shall refer to an Unconsolidated Affiliate or Unconsolidated Affiliates of the Consolidated Parties.  Unconsolidated Affiliates shall not include any Sponsored REIT.

“Unencumbered Asset Value” means, without duplication, for the most recently ended fiscal quarter of the Company, with respect to the Eligible Unencumbered Property Pool, the sum of (a) the quotient of annualized Unencumbered NOI for such fiscal quarter minus the aggregate amount of NOI attributable to each Property sold or removed from the Eligible Unencumbered Property Pool during such fiscal quarter minus the aggregate amount of NOI attributable to each Property acquired or added to the Eligible Unencumbered Property Pool during the last four fiscal quarters, divided by the Capitalization Rate, plus (b) the acquisition cost of each Property acquired or added to the Eligible Unencumbered Property Pool during such prior four fiscal quarters.  For the purposes of calculating the Unencumbered Asset Value, the value of any one Property in the Eligible Unencumbered Property Pool may not exceed 20% of the aggregate value of the Eligible Unencumbered Property Pool.

“Unencumbered NOI” means the Net Operating Income from the entire Eligible Unencumbered Property Pool for the fiscal quarter most recently ending.

“United States” or “U.S.” means the United States of America.

“United States Person” has the meaning set forth in section 7701(a)(30) of the Code.

“Unsecured Indebtedness” means all Indebtedness of the Consolidated Parties which is not secured by a Lien on any property.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Wholly-Owned Subsidiary” of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.  Except as otherwise specifically noted, each reference to “Wholly-Owned Subsidiary” contained herein shall be to Subsidiaries of the Consolidated Parties meeting the qualifications noted above.  Sponsored REITs shall not be considered Wholly-Owned Subsidiaries.

FORM OF SERIES A NOTE

FRANKLIN STREET PROPERTIES CORP.

3.99% SERIES A SENIOR NOTE DUE DECEMBER 20, 2024

No. RA- $	, 20 PPN: 35471R A*7

FOR VALUE RECEIVED, the undersigned, FRANKLIN STREET PROPERTIES CORP. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to                     , or registered assigns, the principal sum of                      DOLLARS (or so much thereof as shall not have been prepaid) on December 20, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months), subject to adjustment pursuant to Section 1.2 of the Note Purchase Agreement referred to below, (a) on the unpaid balance hereof at the rate of 3.99% per annum from the date hereof, payable semiannually, on the 20th day of June and December in each year, commencing with the June 20th or December 20th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.99% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 24, 2017 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.3 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving

SCHEDULE 1(a)
(to Note Purchase Agreement)

payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

FRANKLIN STREET PROPERTIES CORP.

By:
Name:
Its:

1(a)-2

FORM OF SERIES B NOTE

FRANKLIN STREET PROPERTIES CORP.

4.26% SERIES B SENIOR NOTE DECEMBER 20, 2027

No. RB- $	, 20 PPN: 35471R A@5

FOR VALUE RECEIVED, the undersigned, FRANKLIN STREET PROPERTIES CORP. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to              , or registered assigns, the principal sum of              DOLLARS (or so much thereof as shall not have been prepaid) on December 20, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months), subject to adjustment pursuant to Section 1.2 of the Note Purchase Agreement referred to below, (a) on the unpaid balance hereof at the rate of 4.26% per annum from the date hereof, payable semiannually, on the 20th day of June and December in each year, commencing with the June 20th or December 20th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.26% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 24, 2017 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (a) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (b) made the representation set forth in Section 6.3 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving

SCHEDULE 1(b)
(to Note Purchase Agreement)

payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

FRANKLIN STREET PROPERTIES CORP.

By:
Name:
Its:

1(b)-2

FORM OF OPINION OF SPECIAL COUNSEL
FOR THE COMPANY

FORM OF OPINION OF SPECIAL COUNSEL
FOR THE PURCHASERS

Schedule 5.3

DISCLOSURE MATERIALS

Franklin Street Properties Corp. Investor Presentation - September 2017

Schedule 5.4(a)(1)

SUBSIDIARIES(1)

Subsidiaries

Jurisdiction of
	Name	Form of Entity	Organization

1	FSP 1001 17th Street LLC	Limited Liability Company	Delaware
2	FSP 121 South Eighth Street LLC	Limited Liability Company	Delaware
3	FSP 1999 Broadway LLC	Limited Liability Company	Delaware
4	FSP 380 Interlocken Corp.	Corporation	Delaware
5	FSP 390 Interlocken LLC	Limited Liability Company	Delaware
6	FSP 4807 Stonecroft Boulevard LLC	Limited Liability Company	Delaware
7	FSP 4820 Emperor Boulevard LLC	Limited Liability Company	Delaware
8	FSP 5010 Street LLC	Limited Liability Company	Delaware
9	FSP 505 Waterford LLC	Limited Liability Company	Delaware
10	FSP 600 17th Street LLC	Limited Liability Company	Delaware
11	FSP 801 Marquette Avenue LLC	Limited Liability Company	Delaware
12	FSP 909 Davis Street LLC	Limited Liability Company	Delaware
13	FSP 999 Peachtree Street LLC	Limited Liability Company	Delaware
14	FSP Addison Circle Corp.	Corporation	Delaware
15	FSP Addison Circle Limited Partnership	Limited Partnership	Texas
16	FSP Addison Circle LLC	Limited Liability Company	Delaware
17	FSP Blue Lagoon Drive Corp.	Corporation	Delaware
18	FSP Blue Lagoon Drive LLC	Limited Liability Company	Delaware
19	FSP Collins Crossing Corp.	Corporation	Delaware
20	FSP Collins Crossing Limited Partnership	Limited Partnership	Texas
21	FSP Collins Crossing LLC	Limited Liability Company	Delaware
22	FSP Dulles Virginia LLC	Limited Liability Company	Delaware
23	FSP East Baltimore Street LLC	Limited Liability Company	Delaware
24	FSP Eldridge Green Corp.	Corporation	Delaware
25	FSP Eldridge Green Limited Partnership	Limited Partnership	Texas
26	FSP Eldridge Green LLC	Limited Liability Company	Delaware
27	FSP Emperor Boulevard Limited Partnership	Limited Partnership	Delaware
28	FSP Forest Park IV LLC	Limited Liability Company	Delaware
29	FSP Forest Park IV NC Limited Partnership	Limited Partnership	North Carolina
30	FSP GN Dallas LLC	Limited Liability Company	Delaware
31	FSP Greenwood Plaza Corp.	Corporation	Delaware
32	FSP Holdings LLC	Limited Liability Company	Delaware
33	FSP HPI LLC	Limited Liability Company	Delaware
34	FSP Innsbrook Corp.	Corporation	Delaware
35	FSP Interlocken LLC	Limited Liability Company	Delaware
36	FSP Investments LLC	Limited Liability Company	Massachusetts
37	FSP Irving Texas LLC	Limited Liability Company	Delaware
38	FSP Legacy Tennyson Center LLC	Limited Liability Company	Delaware
39	FSP Liberty Plaza Limited Partnership	Limited Partnership	Texas
40	FSP Northwest Point LLC	Limited Liability Company	Delaware
41	FSP One Legacy Circle LLC	Limited Liability Company	Delaware
42	FSP One Overton Park LLC	Limited Liability Company	Delaware
43	FSP One Ravinia Drive LLC	Limited Liability Company	Delaware

As of October 24, 2017

(1) All Subsidiaries are Wholly-Owned Subsidiaries of the Company.

Schedule 5.4(a)(1)

SUBSIDIARIES(1)

Subsidiaries

Jurisdiction of
	Name	Form of Entity	Organization

44	FSP Park Ten Development Corp.	Corporation	Delaware
45	FSP Park Ten Development LLC	Limited Liability Company	Delaware
46	FSP Park Ten Limited Partnership	Limited Partnership	Texas
47	FSP Park Ten LLC	Limited Liability Company	Delaware
48	FSP Park Ten Phase II Limited Partnership	Limited Partnership	Texas
49	FSP Pershing Park Plaza LLC	Limited Liability Company	Delaware
50	FSP Plaza Seven LLC	Limited Liability Company	Delaware
51	FSP Property Management LLC	Limited Liability Company	Massachusetts
52	FSP Protective TRS Corp.	Corporation	Massachusetts
53	FSP REIT Protective Trust	Trust	Massachusetts
54	FSP River Crossing LLC	Limited Liability Company	Delaware
55	FSP Two Ravinia Drive LLC	Limited Liability Company	Delaware
56	FSP UC LLC	Limited Liability Company	Delaware
57	FSP Westchase LLC	Limited Liability Company	Delaware

As of October 24, 2017

(1) All Subsidiaries are Wholly-Owned Subsidiaries of the Company.

Schedule 5.4(a)(2)

SPONSORED REITS

Sponsored REITS

Jurisdiction of
	Sponsored REIT Name	Form of Entity	Organization

1	FSP 1441 Main Street Corp Liquidating Trust	Trust	Delaware
2	FSP 303 East Wacker Drive Corp.	Corporation	Delaware
3	FSP 303 East Wacker Drive LLC	Limited Liability Company	Delaware
4	FSP 385 Interlocken Development Corp Liquidating Trust	Trust	Delaware
5	FSP 50 South Tenth Street Corp Liquidating Trust	Trust	Delaware
6	FSP 505 Waterford Corp Liquidating Trust	Trust	Delaware
7	FSP 5601 Executive Drive Corp Liquidating Trust	Trust	Delaware
8	FSP Centre Pointe V Corp.	Corporation	Delaware
9	FSP Centre Pointe V LLC	Limited Liability Company	Delaware
10	FSP Energy Tower I Corp.	Corporation	Delaware
11	FSP Energy Tower I Limited Partnership	Limited Partnership	Texas
12	FSP Energy Tower I LLC	Limited Liability Company	Delaware
13	FSP Energy Tower I TRS Corp.	Corporation	Delaware
14	FSP Galleria North Corp Liquidating Trust	Trust	Delaware
15	FSP Grand Boulevard Corp.	Corporation	Delaware
16	FSP Grand Boulevard LLC	Limited Liability Company	Delaware
17	FSP Highland Place I Corp Liquidating Trust	Trust	Delaware
18	FSP Lakeside Crossing II Corp Liquidating Trust	Trust	Delaware
19	FSP Monument Circle Corp	Corporation	Delaware
20	FSP Monument Circle LLC	Limited Liability Company	Delaware
21	FSP Satellite Place Corp.	Corporation	Delaware
22	FSP Union Centre Corp Liquidating Trust	Trust	Delaware

As of October 24, 2017

Schedule 5.4(a)(3)

AFFILIATES

None.

Schedule 5.4(a)(4)

DIRECTORS AND SENIOR OFFICERS

Directors	Title
George J. Carter	Chairman
Georgia Murray	Lead Independent Director and Chair of the Compensation Committee
John Burke	Chair of the Audit Committee
Brian Hansen	Chair of the Nominating and Corporate Governance Committee
Kathryn O’Neil
Kenneth Hoxsie
Dennis McGillicuddy

Senior Officers	Title
George J. Carter	Chief Executive Officers
Jeffrey B. Carter	President and Chief Investment Officer
John G. Demeritt	Exective Vice President, Chief Financial Officer and Treasurer
Scott H. Carter	Executive Vice President, General Counsel and Secretary
Eriel Anchondo	Execuive Vice President and Chief Operating Officer
John Donahue	Executive Vice President and President of FSP Property Management LLC
Andrew J. Klouse	Senior Vice President - Finance and Assistant Treasurer
Toby Daley	Senior Vice President
William Friend	Senior Vice President
Patricia McMullen	Senior Vice President

Schedule 5.4(d)

Restrictions on Ability of Subsidiaries to pay dividends

None.

Schedule 5.5

FINANCIAL STATEMENTS

Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2016

Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015

Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014

Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2013

Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2012

Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2017

Supplemental Operating and Financial Data - Second Quarter 2017

Schedule 5.15

EXISTING INDEBTEDNESS OF THE COMPANY

AND ITS SUBSIDIARIES

As of September 30, 2017

Description of Indebtedness	Principal Amount(s) Outstanding	Obligor(s)	Obligee(s)	Collateral	Gurantee(s)
Term Loan	$150 Million	Franklin Street Properties Corp.	JPMorgan Chase Bank, N.A. and other lending institutions party thereto	Unsecured	None

Revolving Line of Credit	Approximately $300 Million drawn out of $500 Million*	Franklin Street Properties Corp.	Bank of America, N.A. and the other lending institutions party thereto	Unsecured	None
and Term Loan	$400 Million	Same as above	Same as above	Same as above	Same as above

Term Loan	$220 Million	Franklin Street Properties Corp.	Bank of Montreal and the other lending institutions party thereto	Unsecured	None

*	In connection with the October 2017 amendment to the credit agreement with Bank of America, the total availability under the revolver was increased to $600 Million.

As of September 30, 2017

SCHEDULE 5.20

ELIGIBLE UNENCUMBERED PROPERTY POOL PROPERTIES

	Property Name	Fee Owner	City	State	Type	S.F.	CBD & Urban Infill	Suburban

1	FSP Forest Park	FSP Forest Park IV NC Limited Partnership	Charlotte	NC	Office	62,212		X
2	FSP Meadow Point	Franklin Street Properties Corp.	Chantilly	VA	Office	138,537		X
3	FSP Timberlake	Franklin Street Properties Corp.	Chesterfield	MO	Office	234,496		X
4	FSP Northwest Point	FSP Northwest Point LLC	Elk Grove Village	IL	Office	177,095		X
5	FSP Timberlake East	Franklin Street Properties Corp.	Chesterfield	MO	Office	117,036		X
6	FSP Park Ten	FSP Park Ten Limited Partnership	Houston	TX	Office	157,460		X
7	FSP Addison Circle	FSP Addison Circle Limited Partnership	Addison	TX	Office	288,794	X
8	FSP Collins Crossing	FSP Collins Crossing Limited Partnership	Richardson	TX	Office	300,887	X
9	FSP Innsbrook	FSP Innsbrook Corp.	Glen Allen	VA	Office	298,456		X
10	FSP 380 Interlocken	FSP 380 Interlocken Corp.	Broomfield	CO	Office	240,185		X
11	FSP Blue Lagoon Drive	FSP Blue Lagoon Drive LLC	Miami	FL	Office	212,619	X
12	FSP Eldridge Green	FSP Eldridge Green Limited Partnership	Houston	TX	Office	248,399	X
13	FSP Greenwood Plaza	FSP Greenwood Plaza Corp.	Englewood	CO	Office	196,236	X
14	FSP River Crossing	FSP River Crossing LLC	Indianapolis	IN	Office	205,059	X
15	FSP Park Ten Phase II	FSP Park Ten Phase II Limited Partnership	Houston	TX	Office	156,746		X
16	FSP Liberty Plaza	FSP Liberty Plaza Limited Partnership	Addison	TX	Office	218,934	X
17	FSP One Overton Place	FSP One Overton Park LLC	Atlanta	GA	Office	387,267	X
18	FSP 390 Interlocken	FSP 390 Interlocken LLC	Broomfield	CO	Office	241,751		X
19	FSP Loudoun Tech Center	FSP Dulles Virginia LLC	Dulles	VA	Office	136,658		X
20	FSP 4807 Stonecroft Boulevard	FSP 4807 Stonecroft Boulevard LLC	Chantilly	VA	Office	111,469		X
21	FSP 121 South 8th Street	FSP 121 South Eighth Street LLC	Minneapolis	MN	Office	293,422	X
22	FSP 4820 Emperor Boulevard	FSP Emperor Boulevard Limited Partnership	Durham	NC	Office	259,531		X
23	FSP Legacy Tennyson Center	FSP Legacy Tennyson Center LLC	Plano	TX	Office	202,600		X
24	FSP One Legacy Circle	FSP One Legacy Circle LLC	Plano	TX	Office	214,110	X
25	FSP 909 Davis Street	FSP 909 Davis Street LLC	Evanston	IL	Office	195,708	X
26	FSP One Ravinia Drive	FSP One Ravinia Drive LLC	Atlanta	GA	Office	386,603	X
27	FSP Westchase	FSP Westchase LLC	Houston	TX	Office	629,025	X
28	FSP 999 Peachtree Street	FSP 999 Peachtree Street LLC	Atlanta	GA	Office	621,946	X
29	FSP 1999 Broadway	FSP 1999 Broadway LLC	Denver	CO	Office	676,379	X
30	FSP 1001 17th Street	FSP 1001 17th Street LLC	Denver	CO	Office	655,413	X
31	FSP Two Ravinia Drive	FSP Two Ravinia Drive LLC	Atlanta	GA	Office	411,047	X
32	FSP Plaza Seven	FSP Plaza Seven LLC	Minneapolis	MN	Office	326,445	X
33	FSP Pershing Park Plaza	FSP Pershing Park Plaza LLC	Atlanta	GA	Office	160,145	X
34	FSP 600 17th Street	FSP 600 17th Street LLC	Denver	CO	Office	596,595	X

As of October 24, 2017

ADDITIONAL ELIGIBLE UNENCUMBERED PROPERTY POOL REQUIREMENTS

In addition to the requirements set forth in the definition of “Eligible Unencumbered Property Pool,” each Property comprising the Eligible Unencumbered Property Pool shall satisfy the following as of the Execution Date (or, if later, as of the date such Property is added to the Eligible Unencumbered Property Pool), except as disclosed in the Company’s filings with the SEC or otherwise disclosed in writing to the Purchasers and holders of Notes:

(a)           Availability of Utilities.  (1) all utility services necessary and sufficient for the use and operation of each Property comprising the Eligible Unencumbered Property Pool are presently available to the boundaries of each of the Properties comprising the Eligible Unencumbered Property Pool through dedicated public rights of way or through perpetual private easements; and (2) the owner has obtained all material utility installations and connections required for the operation and servicing of each of the Properties comprising the Eligible Unencumbered Property Pool for its intended purposes.

(b)           Access.  (1) the rights of way for all roads necessary for the utilization in all material respects of each of the Properties comprising the Eligible Unencumbered Property Pool for its intended purposes have either been acquired by the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority; (2) all such roads have been completed and the right to use all such roads, or suitable substitute rights of way, have been obtained; and (3) all curb cuts, driveways and traffic signals required for the operation and use in all material respects of each of the Properties comprising the Eligible Unencumbered Property Pool are existing.

(c)           Condition of Eligible Unencumbered Property Pool Properties.  (1) neither the Eligible Unencumbered Property Pool Properties nor any material part thereof is now damaged or injured as result of any material fire, explosion, accident, flood or other casualty that is not covered by insurance, and no Taking is pending or contemplated and (2) the Company is not aware of any material or patent structural defect in any Property comprising the Eligible Unencumbered Property Pool.

(d)           Compliance with Requirements/Historic Status/Flood Area.  The Eligible Unencumbered Property Pool Properties comply in all material respects with all material Requirements.  The Company has received no written notice alleging any material non-compliance by any of the Properties comprising the Eligible Unencumbered Property Pool with any Requirements or indicating that any of the Properties comprising the Eligible Unencumbered Property Pool are located within any historic district or have, or may be, designated as any kind of historic or landmark site under applicable Requirements.  None of the Properties comprising the Eligible Unencumbered Property Pool is located in any special flood hazard area as defined under applicable Requirements, unless such Property is adequately covered by flood insurance.

(e)           Other Contracts.  The Company has not made any material contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto would reasonably be expected to give rise to a

SCHEDULE EUPP
(to Note Purchase Agreement)

Lien on any of the Properties comprising the Eligible Unencumbered Property Pool other than a Permitted Lien.

(f)            Violations.  The Company has received no written notices of any violation of any applicable material Requirements with respect to any of the Properties comprising the Eligible Unencumbered Property Pool.

As used herein:

(1)           “Requirements” any law, ordinance, code, order, rule or regulation of any Governmental Authority relating in any way to the acquisition, ownership, construction, use, occupancy and operation of the Properties comprising the Eligible Unencumbered Property Pool.

(2)           “Taking” means any condemnation for public use of, or damage by reason of, the action of any Governmental Authority, or any transfer by private sale in lieu thereof, either temporarily or permanently.

SCH EUPP-2

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036	$40,000,000	$0

(1)

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank, NA
New York, NY
ABA No.
Account Name:
Account No.

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)

Address for all notices relating solely to scheduled principal and interest payments:

Prudential Retirement Insurance and Annuity Company
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email:

(3)	E-mail address for Electronic Delivery:

(4)

Address for all other communications:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
1114 Avenue of the Americas, 30th Floor
New York, NY 10036
Attention: Managing Director

PURCHASER SCHEDULE

(to Note Purchase Agreement)

(5)

Address for delivery of the Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:

(b) Send copy by email to:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 2

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036	$8,240,000	$0

(1)

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.:
Account No.:
Account Name: The Prudential Life Insurance Company, Ltd.

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.
Account No.
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (e.g., type of fee) of the payment being made.

(2)

Address for all notices relating solely to scheduled principal and interest payments:

The Prudential Life Insurance Company, Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-0014, Japan
Attention:
E-mail:

and e-mail copy to:

Attention:

Purchaser Schedule - 3

E-mail:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director

(5)

Address for delivery of the Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:

(b) Send copy by email to:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 4

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

THE GIBRALTAR LIFE INSURANCE CO., LTD. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036	$11,535,000	$0

(1)

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name:
Account No.:

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.
Account No.
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (e.g., type of fee) of the payment being made.

(2)

Address for all notices relating solely to scheduled principal and interest payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho
Chiyoda-ku, Tokyo 100-8953, Japan
Attention:
E-mail:

and e-mail copy to:

Attention:

Purchaser Schedule - 5

E-mail:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director

(5)

Address for delivery of the Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:

(b) Send copy by email to:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 6

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

THE GIBRALTAR LIFE INSURANCE CO., LTD. c/o Prudential Capital Group 1114 Avenue of the Americas, 30th Floor New York, NY 10036	$5,225,000	$0

(1)

All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.:
Account Name:
Account No.:

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.
Account No.
Account Name:

Each such wire transfer shall set forth the name of the Company, a reference to “3.99% Series A Senior Notes due 2024, PPN 35471R A*7” and the due date and application (e.g., type of fee) of the payment being made.

(2)

Address for all notices relating solely to scheduled principal and interest payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho
Chiyoda-ku, Tokyo 100-8953, Japan
Attention:
E-mail:

and e-mail copy to:

Attention:

Purchaser Schedule - 7

E-mail:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 1114 Avenue of the America, 30th Floor New York, NY 10036 Attention: Managing Director

(5)

Address for delivery of the Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:

(b) Send copy by email to:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 8

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY c/o Hartford Investment Management Company	$5,000,000
One Hartford Plaza — NP5	$5,000,000	$0
Hartford, Connecticut 06155	$3,000,000

(1)

All payments by wire transfer of immediately available funds to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No.
Chase NYC/Cust
A/C #

Attn: Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.
3.99% Due December 20, 2024

PPN #35471R A*7 Prin $           Int $

with sufficient information to identify the source and application of such funds.

(2)

Address for all notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile:

(3)

E-mail address for Electronic Delivery: subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to the address listed in section (4).

(4)	Address for all other communications: Hartford Investment Management Company c/o Investment Department-Private Placements One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile:

Purchaser Schedule - 9

(5)

Address for delivery of the Notes:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001

Attention: Physical Receive Department
(Use Willoughby Street Entrance)

Custody Account Number:

(6)	Tax Identification Number

(7)	Nominee Name: None

Purchaser Schedule - 10

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

AMERICAN FIDELITY ASSURANCE COMPANY
c/o Hartford Investment Management Company	$5,000,000	$0
One Hartford Plaza, NP5-B	$3,000,000
Hartford, Connecticut 06155

(1)

All payments by wire transfer of immediately available funds to:

Bank: First Fidelity Bank
AC:
Bank Routing Number:
DTC Number:
Institutional I.D.:
Agent Bank I.D.:
Agent Internal Number:

Attn: Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.
3.99% Due December 20, 2024

PPN #35471R A*7 Prin $           Int $

with sufficient information to identify the source and application of such funds.

(2)

Address for all notices of payments and written confirmations of such wire transfers:

InvesTrust
FBO American Fidelity Assurance Company
5100 North Classen Boulevard, Suite 620
Oklahoma City, OK 73118
Attention: Trust Operations
Telephone No.:
Facsimile No.:
E-mail Address:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Hartford Investment Management Company c/o Investment Department-Private Placements One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile:

(5)	Address for delivery of the Notes:

Purchaser Schedule - 11

InvesTrust 5100 North Classen Boulevard, Suite 620 Oklahoma City, OK 73118 Attention:

(6)	Tax Identification Number:

(7)	Nominee Name: FFB Registration

Purchaser Schedule - 12

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

HARTFORD FIRE INSURANCE COMPANY
c/o Hartford Investment Management Company	$5,000,000	$0
One Hartford Plaza, NP5-B	$1,000,000
Hartford, Connecticut 06155

(1)

All payments by wire transfer of immediately available funds to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No.
Chase NYC/Cust
A/C #

Attn: Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.
3.99% Due December 20, 2024

PPN #35471R A*7 Prin $           Int $

with sufficient information to identify the source and application of such funds.

(2)

Address for all notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Hartford Investment Management Company c/o Investment Department-Private Placements One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile:

(5)	Address for delivery of the Notes: JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor

Purchaser Schedule - 13

Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 14

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP5-B Hartford, Connecticut 06155	$5,000,000	$0

(1)

All payments by wire transfer of immediately available funds to:

JP Morgan Chase
4 New York Plaza
New York, New York 10004
Bank ABA No.
Chase NYC/Cust
A/C #

Attn: Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.
3.99% Due December 20, 2024

PPN #35471R A*7 Prin $           Int $

with sufficient information to identify the source and application of such funds.

(2)

Address for all notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company
c/o Investment Operations
Mailing Address:
One Hartford Plaza - NP5
Hartford, Connecticut 06155
Telefacsimile:

(3)	E-mail address for Electronic Delivery:

(4)	Address for all other communications: Hartford Investment Management Company c/o Investment Department-Private Placements One Hartford Plaza, NP5-B Hartford, Connecticut 06155 Telefacsimile:

(5)	Address for delivery of the Notes: JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor

Purchaser Schedule - 15

Brooklyn, New York 11245-0001 Attention: Physical Receive Department (Use Willoughby Street Entrance) Custody Account Number:

(6)	Tax Identification Number:

(7)	Nominee Name: None

Purchaser Schedule - 16

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

HARTFORD LIFE INSURANCE COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP5-B Hartford, Connecticut 06155	$5,000,000	$0

(1)              All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

Bank ABA No.

Chase NYC/Cust

A/C #

Attn:   Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.

3.99% Due December 20, 2024

PPN #35471R A*7 Prin $             Int $

with sufficient information to identify the source and application of such funds.

(2)              Address for all notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza - NP5

Hartford, Connecticut 06155

Telefacsimile:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile:

(5)              Address for delivery of the Notes:

JPMorgan Chase Bank, N.A.

Purchaser Schedule - 17

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:  Physical Receive Department

(Use Willoughby Street Entrance)

Custody Account Number:

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 18

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

HARTFORD ACCIDENT AND INDEMNITY COMPANY c/o Hartford Investment Management Company One Hartford Plaza, NP5-B Hartford, Connecticut 06155	$5,000,000	$0

(1)              All payments by wire transfer of immediately available funds to:

JP Morgan Chase

4 New York Plaza

New York, New York 10004

Bank ABA No.

Chase NYC/Cust

A/C

Attn:   Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.

3.99% Due December 20, 2024

PPN #35471R A*7 Prin $             Int $

with sufficient information to identify the source and application of such funds.

(2)              Address for all notices of payments and written confirmations of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

Mailing Address:

One Hartford Plaza - NP5

Hartford, Connecticut 06155

Telefacsimile:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile:

(5)              Address for delivery of the Notes:

JPMorgan Chase Bank, N.A.

Purchaser Schedule - 19

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention:  Physical Receive Department

(Use Willoughby Street Entrance)

Custody Account Number:

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 20

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN c/o Hartford Investment Management Company One Hartford Plaza, NP5-B Hartford, Connecticut 06155	$0	$5,000,000

(1)              All payments by wire transfer of immediately available funds to:

Bank: Comerica Bank/Trust Operations

AC:

BNF:   Farm Bureau Life Insurance Company of Michigan

AC:

Bank Routing Number:

DTC Number:

Institutional I.D.:

Agent Bank I.D.:

Attn:  Bond Interest /Principal - FRANKLIN STREET PROPERTIES CORP.

4.26% Due December 20, 2027

PPN #35471R A@5 Prin $           Int $

with sufficient information to identify the source and application of such funds.

(2)              Address for all notices of payments and written confirmations of such wire transfers:

Farm Bureau Life Insurance Company of Michigan

7373 West Saginaw Highway

Lansing, MI 48917

Attention:

Telephone No.:

Facsimile No.:

E-mail Address:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Hartford Investment Management Company

c/o Investment Department-Private Placements

One Hartford Plaza, NP5-B

Hartford, Connecticut 06155

Telefacsimile:

Purchaser Schedule - 21

(5)              Address for delivery of the Notes:

Comerica Bank

411 W. Lafayette

Detroit, MI  48226

Mail Code 3531

Attn: Trust Asset Control

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 22

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

KNIGHTS OF COLUMBUS LIFE ACCOUNT One Columbus Plaza New Haven, CT 06510-3326	$0	$20,000,000

(1)              All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

Registered Holder:   Knights of Columbus LIFE Account

Bank Name:                          The Bank of New York Mellon Corp.

ABA Number:

Account Numb/Beneficiary:

Bank to Bank Information:   This field should include all details associated with the payment such as: cusip number 35471R A*7, Franklin Street Properties 4.26% due 12/20/2027 & P&I breakdown

(2)              Address for all notices and communications:

Knights of Columbus

Life Account #

Attn:

One Columbus Plaza

New Haven, CT 06510-3326

(3)              E-mail address for Electronic Delivery:

(4)              Address for delivery of the Notes:

The Depository Trust Company

570 Washington Blvd-5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

KNIGHTS OF COLUMBUS LIFE ACCOUNT #

(5)              Tax Identification Number:

(6)              Nominee Name: None

Purchaser Schedule - 23

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

KNIGHTS OF COLUMBUS FPA ACCOUNT One Columbus Plaza New Haven, CT 06510-3326	$0	$20,000,000

(1)              All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds to:

Registered Holder:   Knights of Columbus FPA Account

Bank Name:                          The Bank of New York Mellon Corp.

ABA Number:

Account Numb/Beneficiary:

Bank to Bank Information:   This field should include all details associated with the payment such as: cusip Number 35471R A*7, Franklin Street Properties 4.26% due 12/20/2027 & P&I breakdown

(2)              Address for all notices and communications:

Knights of Columbus

FPA Account #

Attn:

One Columbus Plaza

New Haven, CT 06510-3326

(3)              E-mail address for Electronic Delivery:

(4)              Address for delivery of the Notes:

The Depository Trust Company

570 Washington Blvd-5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

KNIGHTS OF COLUMBUS FPA ACCOUNT #

(5)              Tax Identification Number:

(6)              Nominee Name: None

Purchaser Schedule - 24

	PRINCIPAL	PRINCIPAL
	AMOUNT OF	AMOUNT OF
NAME AND ADDRESS OF PURCHASER	SERIES A NOTES	SERIES B NOTES

PRINCIPAL LIFE INSURANCE COMPANY	$0	$10,000,000
c/o Principal Global Investors, LLC		$6,000,000
711 High Street		$4,000,000
Des Moines, Iowa 50392-0301		$4,000,000
		$2,000,000
		$1,000,000

(1)              All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:

For credit to Principal Life Insurance Company

Account No.:

FFC:

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)              Address for all notices:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

With a copy of any notices related to scheduled payments, prepayments, and rate reset to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)              E-mail address for Electronic Delivery:

(4)              Address for delivery of the Notes:

Citibank NA

399 Park Avenue

Level B Vault

Purchaser Schedule - 25

New York, NY 10022

with a copy to:

*Include CUSIP number and FFC:       on the cover package*

(5)              Tax Identification Number:

(6)              Nominee Name: None

Purchaser Schedule - 26

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC 711 High Street Des Moines, Iowa 50392-0301	$0	$2,000,000

(1)              All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:

For credit to Principal Life Insurance Company

Account No.:

FFC:

Attn:

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)              Address for all notices:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

With a copy of any notices related to scheduled payments, prepayments, and rate reset to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)              E-mail address for Electronic Delivery:

(4)              Address for delivery of the Notes:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Attn:

Purchaser Schedule - 27

with a copy to:

*Include CUSIP number and FFC:         on the cover package*

(5)              Tax Identification Number:

(6)              Nominee Name: None

Purchaser Schedule - 28

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

PRINCIPAL REINSURANCE COMPANY OF DELAWARE II c/o Principal Global Investors, LLC 711 High Street Des Moines, Iowa 50392-0301	$0	$1,000,000

(1)              All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Citibank, N.A.

New York, NY 10022

ABA No.:

For credit to: Principal Reinsurance Company of Delaware II

Account No.:

FFC:

Attn:

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)              Address for all notices:

Principal Global Investors, LLC

ATTN:  Fixed Income Private Placements

711 High Street

Des Moines, IA 50392-0800

With a copy of any notices related to scheduled payments, prepayments, and rate reset to:

Principal Global Investors, LLC

Attn:  Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)              E-mail address for Electronic Delivery:

(4)              Address for delivery of the Notes:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Purchaser Schedule - 29

Attn:

with a copy to:

*Include CUSIP number and FFC:       on the cover package*

(5)              Tax Identification Number:

(6)              Nominee Name: None

Purchaser Schedule - 30

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

COUNTRY LIFE INSURANCE COMPANY 1705 N. Towanda Avenue Bloomington, IL 61702	$2,000,000	$4,000,000

(1)              All payments on account of Notes held by such purchaser shall be made by federal funds wire transfer of immediately available funds for credit to:

Northern Trust  Chgo/Trust

ABA Number

Wire Account Number

SWIFT BIC:

For Further Credit to:

Account Name:  Country Life Insurance Company

Accompanying Information:

Name of Company: FRANKLIN STREET PROPERTIES CORP.

Description of Security: [3.99% Series A Notes Due December 20, 2024] [4.26% Series B     Notes Due December 20, 2027]

PPN: [Series A - 35471R A*7] [Series B - 35471R A@5]

Due date and application (as among principal, premium and interest) of the payment being made.

(2)              Address for all notices of payments and written confirmations of such wire transfers:

Country Life Insurance Company

Attention:  Investment Accounting

1705 N. Towanda Avenue

Bloomington, IL  61702

Tel:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Country Life Insurance Company

Attention:  Investments

1705 N. Towanda Avenue

Bloomington, IL  61702

Tel:

(5)              Address for delivery of the Notes:

Purchaser Schedule - 31

The Northern Trust Company

Trade Securities Processing

C1N

801 South Canal Street

Attn:

Chicago, IL 60607

Account #:

Account Name: Country Life Insurance Company

Include Acct # and Name in cover letter.

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 32

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

COUNTRY MUTUAL INSURANCE COMPANY 1705 N. Towanda Avenue Bloomington, IL 61702	$2,000,000	$0

(1)              All payments on account of Notes held by such purchaser shall be made by federal funds wire transfer of immediately available funds for credit to:

Northern Trust  Chgo/Trust

ABA Number

Wire Account Number

SWIFT BIC:

For Further Credit to:

Account Name:  Country Mutual Insurance Company

Accompanying Information:

Name of Company: FRANKLIN STREET PROPERTIES CORP.

Description of Security: 3.99% Series A Notes Due December 20, 2024

PPN:

Due date and application (as among principal, premium and interest) of the payment being made.

(2)              Address for all notices of payments and written confirmations of such wire transfers:

Country Mutual Insurance Company

Attention:  Investment Accounting

1705 N Towanda Avenue

Bloomington, IL  61702

Tel:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Country Mutual Insurance Company

Attention:  Investments

1705 N Towanda Avenue

Bloomington, IL  61702

Tel:

(5)              Address for delivery of the Notes:

The Northern Trust Company

Trade Securities Processing

Purchaser Schedule - 33

C1N

801 South Canal Street

Attn:

Chicago, IL 60607

Account #:

Account Name: Country Mutual Insurance Company

Include Acct # and Name in cover letter.

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 34

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001	$3,750,000	$0

(1)              All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.

Trust Services

60 Livingston Ave.

St. Paul, MN 55107-2292

ABA #

Beneficial Account #

FFC to American Family Trust Account #

Credit for PPN:

Accompanying Information:

Name of Issuer: Franklin Street Properties Corp.

Description of Security: 3.99% Series A Senior Notes, due December 20, 2024

PPN:

Due date and application (as among principal, premium and interest) of the payment being made

(2)              Address for notices related to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

Address for notices regarding audit confirmations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other notices:

American Family Life Insurance Company

Purchaser Schedule - 35

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(5)              Address for delivery of the Notes:

US Bank Milwaukee, N.A.

Attn:

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(6)              Tax Identification Number:

(7)              Nominee Name: BAND & CO.

Purchaser Schedule - 36

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001	$1,000,000	$0

(1)              All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.

Trust Services

60 Livingston Ave.

St. Paul, MN 55107-2292

ABA

Beneficial Account

FFC to American Family Trust Account #

Accompanying Information:

Name of Issuer: Franklin Street Properties Corp.

Description of Security: 3.99% Series A Senior Notes, due December 20, 2024

PPN:

Due date and application (as among principal, premium and interest) of the payment being made

(2)              Address for notices related to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

Address for notices regarding audit confirmations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other notices:

Purchaser Schedule - 37

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(5)              Address for delivery of the Notes:

US Bank Milwaukee, N.A.

Attn:

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(6)              Tax Identification Number:

(7)              Nominee Name: BAND & CO.

Purchaser Schedule - 38

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001	$250,000	$0

(1)              All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

US Bank, N.A.

Trust Services

60 Livingston Ave.

St. Paul, MN 55107-2292

ABA #

Beneficial Account #

FFC to American Family Trust Account

Accompanying Information:

Name of Issuer: Franklin Street Properties Corp.

Description of Security: 3.99% Series A Senior Notes, due December 20, 2024

PPN:

Due date and application (as among principal, premium and interest) of the payment being made

(2)              Address for notices related to payments:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

Address for notices regarding audit confirmations:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other notices:

American Family Life Insurance Company

Purchaser Schedule - 39

6000 American Parkway

Madison, Wisconsin 53783-0001

Attn: Investment Division-Private Placements

(5)              Address for delivery of the Notes:

US Bank Milwaukee, N.A.

Attn:

777 E. Wisconsin Ave.

Milwaukee, WI 53202

with a copy to:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

Attention: Investment Division-Private Placements

(6)              Tax Identification Number:

(7)              Nominee Name: BAND & CO.

Purchaser Schedule - 40

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES	PRINCIPAL AMOUNT OF SERIES B NOTES

ASSURITY LIFE INSURANCE COMPANY 2000 Q Street Lincoln, NE 68501-2533	$0	$5,000,000

(1)              All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

US BANK NATIONAL ASSOCIATION

13th & M Streets

Lincoln, NE 68508

ABA No.

Account of: Assurity Life Insurance Company

General Fund Account:

Each wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principal, premium and interest, if applicable.

(2)              All notices of payment and written confirmations of such wire transfers should be sent to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Investment Division

Fax:

(3)              E-mail address for Electronic Delivery:

(4)              Address for all other communications:

Assurity Life Insurance Company

2000 Q Street

P.O. Box 82533

Lincoln, NE 68501-2533

Attn:

Telephone:

(5)              Address for delivery of the Notes:

Assurity Life Insurance Company

Purchaser Schedule - 41

2000 Q Street

Lincoln, NE 68503

Attention:

(6)              Tax Identification Number:

(7)              Nominee Name: None

Purchaser Schedule - 42